SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ASA (Bermuda) Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: __________________________________

2) Form, Schedule or Registration Statement No. _________________

3) Filing Party: ___________________________

4) Date Filed: ____________________________

ASA (BERMUDA) LIMITED

11 SUMMER STREET
4 TH FLOOR
BUFFALO, NY 14209

January 3, 2007

Dear Shareholder,

You are cordially invited to attend the 2007 Annual General Meeting of Shareholders of ASA (Bermuda) Limited (the “Company”), which will be held on Thursday, February 8, 2007.

In addition to the election of directors and the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2007, you will be asked to consider the following proposals.

•

Change the name of the Company from “ASA (Bermuda) Limited” back to “ASA Limited”.  The Board believes that reverting to the original name used prior to the Company’s November 2004 reorganization will aid investors in identifying the Company and associating it with the Company’s established investor reputation.

•

Adopt certain amendments to the Amended and Restated Bye-Laws of the Company.  If the amendments are adopted, the Company would have explicit authority to (i) issue shares in certificated or uncertificated form and (ii) deliver notices and documents in any manner permitted under the rules promulgated by the Securities and Exchange Commission.  The revised Amended and Restated Bye-Laws would also require that at any adjourned meeting one-third (1/3) of the outstanding voting securities of the Company entitled to vote at the meeting would constitute a quorum for purposes of conducting a shareholder meeting.

The first amendment to the Amended and Restated Bye-Laws is necessitated by recent changes to the listing standards of the New York Stock Exchange which require all listed equity securities to be eligible for a direct registration system (“DRS”) operated by a securities depository.  A DRS offers investors the ability to register their shares in “book entry” form without having a physical certificate issued.  While the Company currently intends to continue to offer share certificates, it would have the flexibility to offer investors the option to register their shares electronically.  The second amendment is being proposed to permit the Company to take advantage of forthcoming changes to the proxy rules which would permit public companies to furnish proxy materials to shareholders by sending a notice indicating that the issuer’s proxy materials are available on a specified website and posting the proxy materials on that website.  Subject to the publication of these proxy rule amendments, we anticipate that if the Company elects to use this method of delivery, shareholders will be able to request copies of the proxy materials and will also be able to make a permanent election to receive all proxy materials in paper or by email with respect to all future proxy solicitations conducted by the Company.  The final amendment increases the quorum requirement for any adjourned meeting so that it is the same as the quorum required for any meeting of shareholders.

The Board has considered each proposal and unanimously recommends that you vote FOR each proposal.  Further details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.  We invite you to attend the meeting in person. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet. Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,

Robert J.A. Irwin
Chairman, President and Treasurer
ASA (Bermuda) Limited

ASA (BERMUDA) LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

February 8, 2007

          NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of Shareholders of ASA (Bermuda) Limited (the “Company”) will be held on Thursday, February 8, 2007, at 10:00 a.m., Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10019, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors.

2.

To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2007 and to authorize the Audit Committee to set the independent auditors’ remuneration.

3.	To change the name of the Company from “ASA (Bermuda) Limited” back to “ASA Limited”.

4.	To amend the Amended and Restated Bye-Laws of the Company.

5.	Such other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors unanimously recommends that shareholders vote FOR each of the proposals.

          During the Meeting, management also will present the Company’s audited financial statements for the fiscal year ended November 30, 2006.

          The Board of Directors has fixed the close of business on December 22, 2006 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Directors,

Paul K. Wustrack, Jr.
Secretary

January 3, 2007

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

          If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided before the date of the Meeting. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF EACH PROPOSAL.  In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

          As an alternative to using the proxy card to vote, you may vote:

•	by telephone, with a toll-free call to 1-800-652-VOTE (1-800-652-8683);

•	through the Internet, at www.computershare.com/expressvote, and by following the instructions on the site; or

•	in person at the Meeting.

          If you have any questions or need additional information, please contact D.F. King & Co., Inc., the Company’s proxy solicitors, toll-free at 1-888-644-6071.

          If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by D.F. King & Co., Inc.  The Company or D.F. King & Co., Inc. will remind you to appoint a proxy.

          If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting.  If you hold your shares in street name, and you wish to vote in person at the Meeting, you must request your broker or nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

ASA (BERMUDA) LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

February 8, 2007

SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy card is solicited by the Board of Directors (the “Board”) of ASA (Bermuda) Limited (the “Company”) for use at the Annual General Meeting of the Company’s shareholders (the “Meeting”) to be held on Thursday, February 8, 2007, at 10:00 a.m. Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10019. (The Meeting and any adjournment(s) or postponement(s) of the Meeting are referred to herein as the “Meeting.”) The proxy may be revoked by a shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA (Bermuda) Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting.

          On November 19, 2004 ASA Limited (“ASA”), a South African public limited liability company and the predecessor company to the Company, was reorganized into the Company, a Bermuda exempted limited liability company.  Certain information in this proxy statement relates to ASA as the predecessor company.

          The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company will retain D.F. King & Co., Inc., New York, NY to aid in the solicitation of proxies.  Such solicitation will primarily be by mail and telephone, the costs of which are expected to be approximately $15,000, plus out-of-pocket costs for printing and mailing.  The Company will also reimburse brokers, nominees and fiduciaries that are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the proxy card will be January 5, 2007.  The Annual Report of the Company for the fiscal year ended November 30, 2006, including audited financial statements, accompanies this proxy statement.

VOTING AT THE MEETING

          Only shareholders of record at the close of business on December 22, 2006 (the “Record Date”) will be entitled to vote.  There are 9,600,000 Common Shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card.  If a shareholder has signed a proxy card but no instructions are indicated, the proxies will vote FOR the election as directors of the nominees named in the proxy card; FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2007 and to authorize the Audit Committee to set the independent auditors’ remuneration; FOR the name change; FOR the amendments to the Amended and Restated Bye-Laws; and, in their discretion, upon such other matters as may properly come before the Meeting.

          Shareholders have four options for submitting their votes: (1) by mail, (2) via the Internet, (3) by phone or (4) in person at the Meeting.  If your shares are registered in your name and you have Internet access, we encourage you to record your vote on the Internet at www.computershare.com/expressvote or by telephone by calling toll free 1-800-652-VOTE (1-800-652-8683). When you vote via the Internet or by telephone, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.  If you hold your shares through a nominee, your nominee may allow you to vote your shares by telephone or Internet. Please consult the materials you receive from your nominee prior to voting by telephone or Internet.

          If you have any questions regarding the proposals or need assistance in voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at 1-888-644-6071.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) owning of record or beneficially more than 5% of the Company’s outstanding Common Shares except as follows:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership*	Percentage of Outstanding Shares*

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	539,339	5.6%

*	This information is based solely on the Schedule 13F filed by Lazard Asset Management LLC on October 23, 2006.

QUORUM AND REQUIRED VOTING

          One-third (1/3) of the Company’s outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting.  If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

          Assuming that a quorum is present at the Meeting, approval of each proposal requires the affirmative vote of a majority of votes cast at the Meeting, whether in person or by proxy.  Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have no effect on the vote.

PROPOSAL 1: ELECTION OF DIRECTORS

          Unless contrary instructions are given, the persons named as proxies will vote such proxies for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders.  At the November 9, 2006 Board meeting, Mr. Ronald L. McCarthy announced his intention to retire as a director effective the date of the Meeting.  The Board determined not to fill the vacancy resulting from Mr. McCarthy’s retirement but rather to decrease the size of the Board to nine directors. Each nominee was nominated for election by the Board.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.  In the event that any of the nominees is unable or declines to serve as a director, an event that the Board does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company’s Bye-Laws.  The following is a list of each nominee, his age, address, principal occupation and present positions, including any affiliations with the Company, the length of service with the Company and other directorships held.  Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships

Interested Directors*:

Robert J.A. Irwin, 79	Chairman and Treasurer since 2003; President since 2004; Director since 2003 (ASA from 1987 to 2005).	Chairman of the Board of ASA from 1993 to 2005; Treasurer of ASA from 1999 to 2005.	Former director, President and Chief Executive Officer of Niagara Share Corporation.

Independent Directors**:

Harry M. Conger, 76	Deputy Chairman (non-executive) since 2004; Director since 2004 (ASA from 1984 to 2004).	Chairman and CEO Emeritus of Homestake Mining Company.	Director of Apex Silver Mines Limited (silver mining company).

Henry R. Breck, 69	Director since 2004 (ASA from 1996 to 2004).	Chairman and director of Ark Asset Management Co., Inc. (registered investment adviser).	Director of Butler Capital Corporation (business financing).

Chester A. Crocker, 65	Director since 2004; (ASA from 1996 to 2004).	James R. Schlesinger Professor of Strategic Studies, School of Foreign Service, Georgetown University; President of Crocker Group (consultants).	Director of Universal Corporation (tobacco, lumber and agri-products), First Africa Holdings Ltd., G3 Good Governance Group, Ltd.; Director of United States Institute of Peace.

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships

Joseph C. Farrell, 71	Director since 2004 (ASA from 1999 to 2004).	Retired Chairman, President and CEO of The Pittston Company (coal and mining, transportation and security services) (now The Brinks Company).	Director of Universal Corporation (tobacco, lumber and agri-products) and MaxJet Airways, Inc.

James G. Inglis, 62	Director since 2004 (ASA from 1998 to 2004).	Chairman of Melville Douglas Investment Management (Pty) Ltd. since 2002, Executive Director prior thereto.	Director of Coupon Holdings (Pty) Ltd.

Malcolm W. MacNaught, 69	Director since 2004 (ASA from 1998 to 2005).	Retired Vice President and Portfolio Manager at Fidelity Investments.	Director of Meridian Gold Inc.

Robert A. Pilkington, 61	Director since 2004 (ASA from 1979 to 2005).	Investment banker and Managing Director of UBS Securities LLC and predecessor companies since 1985.	Director of Avocet Mining PLC.

A. Michael Rosholt, 86	Director since 2004 (ASA from 1982 to 2005).	Chairman of the National Business Initiative (South Africa) (non-profit organization); retired Chairman of Barlow Rand Limited (financial, industrial and mining corporation).	n/a

(1)	The address for each director is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

(2)	Each director of the Company will serve as such until the next Annual General Meeting of Shareholders.

*	An “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), by reason of being an officer of the Company.

**	A director that is not an “interested person” of the Company.

EXECUTIVE OFFICERS

          The current executive officers of the Company are Mr. Robert J.A. Irwin, information with respect to whom is set forth above, and Mr. Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer since 2004.  During the past five years, Mr. Wustrack served as Assistant U.S. Secretary of ASA from 2002 to 2005 and as Chief Compliance Officer from 2004 to 2005; prior thereto he was Special Counsel with Phillips, Lytle, Hitchcock, Blaine & Huber LLP.  Executive officers are elected at the first Board meeting after each Annual General Meeting of Shareholders to serve for the ensuing year.

DIRECTOR/OFFICER COMPENSATION

          Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board and Committee meeting (whether in person or by telephone) that he attends.  Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director, the rand equivalent of $2,000 for each Board meeting that he attends in person, if held outside of South Africa, and the rand equivalent of $1,000 for each Board meeting he attends in South Africa or by telephone.  In addition, South African directors receive a meeting fee of the rand equivalent of $1,000 for each Committee meeting attended (whether in person or by telephone) during the year.  The Chairman of the Audit Committee receives an additional $2,000 for each Audit Committee meeting that he attends.  The Company pays to any retired director who served as a director of the Company or its predecessor, ASA, for at least twelve years an annual retirement benefit equal to 75% of the annual retainer fee paid to active directors, as adjusted from time to time.  Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retirement benefit for the lesser of life or the number of years they served as a director.  Payment of directors’ retirement benefits have not been funded by the Company.

          A summary of the compensation and benefits for the directors and officers of the Company for the fiscal year ended November 30, 2006 is shown below:

Name of Person & Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefit Upon Retirement (1)		Total Compensation From Company Paid to Directors

Interested Directors:
Robert J.A. Irwin, Chairman, President, Treasurer and Director	$479,500	(2)	$15,000	(3)	$27,000
Independent Directors:
Harry M. Conger, Director and Deputy Chairman (non-executive)	$ 33,000	—	$15,000		$33,000
Henry R. Breck, Director	$ 34,000	—	$15,000		$34,000
Chester A. Crocker, Director	$ 29,000	—	$15,000		$29,000
Joseph C. Farrell, Director	$ 40,000	—	$15,000		$40,000
James G. Inglis, Director	$ 30,000	—	$15,000		$30,000

Name of Person & Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefit Upon Retirement (1)	Total Compensation From Company Paid to Directors

Malcolm W. MacNaught Director	$ 30,000	—	$15,000	$ 30,000
Robert A. Pilkington Director	$ 31,000	—	$15,000	$ 31,000
A. Michael Rosholt Director	$ 31,000	—	$15,000	$ 31,000
Other Officer:
Paul K. Wustrack, Jr. Secretary and Chief Compliance Officer	$207,917	—	—	$207,917

(1)

All directors qualify to receive retirement benefits if they have served the Company or its predecessor, ASA, for at least twelve years prior to retirement.  The amount shown for each director is the total benefits which are, or would be, payable to such person assuming such director had served twelve years as of November 30, 2006.

(2)

The company has an unfunded non-qualified pension agreement with Mr. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents will be credited at an annual rate of 5%.  The Company recorded an expense of $65,500 for the total amount credited to the pension benefit account during the year ended November 30, 2006.

An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin’s service as an officer of the Company.  At November 30, 2006, the Company has recorded a liability for pension benefits due under the agreement of $544,967.  The Company has recorded a deferred pension asset of $170,000 related to this retirement obligation.

(3)

The amount shown for Mr. Irwin includes only the retirement benefits payable to him as a director and not the amounts payable to him under the supplemental non-qualified pension agreement described in Note (2) above.

SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth certain information as of November 30, 2006 regarding the beneficial ownership of Common Shares of the Company by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director. The Common Shares shown for each individual and for all directors and executive officers as a group constituted less than 1% of the Company outstanding Common Shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Aggregate Dollar Range of Share Ownership (2)

Interested Directors:
Robert J.A. Irwin	3,000 (3)	Over $100,000
Independent Directors:
Henry R. Breck	1,000 (4)	$50,001-$100,000
Harry M. Conger	1,100	$50,001-$100,000
Chester A. Crocker	400	$10,001-$50,000
Joseph C. Farrell	1,000	$50,001-$100,000
James G. Inglis	None	None
Malcolm W. MacNaught	1,000	$50,001-$100,000
Robert A. Pilkington	3,000	Over $100,000
A. Michael Rosholt	None	None
Other Officer:
Paul K. Wustrack, Jr.	10
All Directors and Executive Officers as a group:	10,510

(1)	Each individual has sole voting and investment power over the shares shown opposite his name, except as otherwise noted.

(2)	Valuation as of November 30, 2006.

(3)	Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.

(4)	Mr. Breck has shared voting and investment power over these shares.

BOARD COMMITTEES

          The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee.

          The Audit Committee acts pursuant to a written charter.  The Audit Committee Charter is available on the Company’s website at www.asaltd.com.  The Audit Committee currently consists of Messrs. Farrell (Chairman), Breck and MacNaught, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange). The responsibilities of the Audit Committee include overseeing (i) the Company’s accounting and financial reporting policies and practices, (ii) the Company’s internal controls and procedures, and (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof.  The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the Independent Directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company’s independent auditors.  Attached as Appendix A is a copy of the Company’s Audit Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2006.

          The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington, each of whom is an Independent Director.  The primary function of the Compensation Committee is to make recommendations to the Board regarding the compensation of officers and the directors of the Company.

          The current members of the Ethics Committee are Messrs. Crocker (Chairman), Breck and Farrell.  The primary function of the Ethics Committee is to ensure compliance by the directors, officers and other access persons with the Company’s Code of Ethics and Rule 17j-l under the 1940 Act.

          The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger and Rosholt, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board. The Nominating Committee acts pursuant to a written charter which is available on the Company’s website at www.asaltd.com.  The responsibilities of the Nominating Committee include (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

          The Board also has an ad hoc Long-Range Planning Committee that meets from time-to-time.  The current members of the Long-Range Planning Committee are Messrs. MacNaught, Breck and Pilkington.

DIRECTOR ATTENDANCE AT MEETINGS

          During the fiscal year ended November 30, 2006 there were seven meetings of the Board, four meetings of the Audit Committee, four meetings of the Compensation Committee, two meetings of the Nominating Committee, four meetings of the Ethics Committee, and four meetings of the Long Range Planning Committee. Each director attended 75% or more of the meetings of the Board and the Committees on which he served except Mr. Inglis.

          Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to do so.  The 2006 Annual General Meeting of Shareholders was attended by nine of the Company’s ten directors.

SHAREHOLDER COMMUNICATIONS

          Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932 (addressed to the Company).  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director.  Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, must continue to meet all the requirements of Rule 14a-8.  See “Shareholder Proposals” below.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

          The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board.  In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

          The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company’s current directors, (b) the Company’s officers, and (c) the Company’s shareholders.  The Committee will not consider self-nominated candidates.  The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

          The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Shareholders may send resumes of recommended persons to the Chairman-Nominating Committee of ASA (Bermuda) Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than September 7, 2007. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors.  In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.  No nominee recommendation has been received from a shareholder for inclusion in this proxy statement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          The Company does not know of any director, officer or beneficial owner of more than 10% of the Company’s shares who, during the Company’s last fiscal year, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

ASA EDUCATIONAL TRUST

          The ASA Educational Trust (the “Trust”) was formed by a Deed of Trust between ASA, the Company’s predecessor, and the original trustees of the Trust in 1988.  The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education.  Messrs. Inglis, Rosholt and Ronald L. McCarthy serve as trustees of the Trust.

          During the fiscal year ended November 30, 2006, the Company contributed $92,873 to the Trust.

          Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

          The directors unanimously recommend that you vote FOR Proposal No. 1.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

          In accordance with Section 89 of the Companies Act of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit Committee of the Board to set the auditors’ remuneration.  The Audit Committee has nominated Ernst & Young LLP (“Ernst & Young”) New York, New York, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2007. The Board, including a majority of Independent Directors, has ratified their nomination and has directed the submission of their selection to shareholders for appointment.

          In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Company’s independent registered public accounting firm.  Ernst & Young has informed the Company that, in its professional judgment, it is not aware of any relationships between Ernst & Young and the Company that may reasonably be thought to bear on its independence.

          In connection with the audit of the Company’s financial statements for the fiscal year ended November 30, 2006, the Company entered into an engagement agreement with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for the Company.  That agreement is subject to mediation and arbitration procedures and an exclusion of non-monetary, equitable or punitive damages.

          A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Audit and Non-Audit Fees

          Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2006 and November 30, 2005 are set forth below.

	Fiscal Year 2006	Fiscal Year 2005

Audit Fees	$85,000	$98,400	(1)
Audit-Related Fees	-0-	12,000
Tax Fees	5,000	-0-
All Other Fees	-0-	-0-

Total	$90,000	$110,400

(1)	Includes $18,400 for audit of ASA.

Audit Fees include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.  The figure for 2005 includes fees billed in connection with the review of Company procedures related to compliance with the Company’s Exemptive Order dated September 20, 2004.

Tax Fees include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figure for 2006 includes fees billed for non-U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

          The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal years ended November 30, 2006 and November 30, 2005 were $5,000 and $12,000, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

          The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit.  During the fiscal year ended November 30, 2006, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the audit committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting.  Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.  Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service.  The Committee has not established such policies and procedures.

          Required Vote: The appointment of the Company’s independent auditors and the authorization for the Audit Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

          The directors unanimously recommend that you vote FOR Proposal No. 2.

PROPOSAL 3: CONSIDERATION OF NAME CHANGE OF THE COMPANY FROM
“ASA (BERMUDA) LIMITED” TO “ASA LIMITED”

          When the Company reorganized from a South African company into a Bermuda exempted limited liability company in November of 2004, it changed its name from “ASA Limited” to “ASA (Bermuda) Limited”.  The Board approved the name change so that the newly formed Bermuda company could be readily distinguished from its predecessor entity in South Africa.  Now that the reorganization is complete and ASA has substantially completed the winding up of its affairs in South Africa and will soon be dissolved, the Board believes that the Company should now operate under its original name.  “ASA Limited” is the name that investors have associated with the Company for many years.  The Board believes that reverting to the original name will aid investors in identifying the Company and associating it with the Company’s established investor reputation.

          Required Vote: Approval of the name change proposal requires the affirmative vote of a majority of the votes cast at the Meeting.

          The directors unanimously recommend that you vote FOR Proposal No. 3.

PROPOSAL 4: CONSIDERATION OF APPROVAL TO AMEND THE AMENDED AND
 RESTATED BYE-LAWS OF THE COMPANY

          In August 2006, the United States Securities and Exchange Commission (“SEC”) approved a change to the New York Stock Exchange listing standards that requires securities listed on the exchange to be eligible for a Direct Registration System (“DRS”) operated by a securities depository.  A DRS allows an investor to establish, either through the issuer’s transfer agent or through the investor’s broker-dealer, a book-entry securities position on the books of the issuer and to electronically transfer that securities position between the transfer agent and the broker-dealer through facilities administered by a registered clearing agency, such as a securities depository.  The SEC has stated that a DRS provides for “more accurate, quicker and more cost-efficient transfers; faster distribution of sale proceeds; reduced number of lost or stolen certificates and a reduction in the associated certificate replacement costs”.  Currently The Depository Trust Company is the only registered clearing agency operating a DRS.  On and after January 1, 2008, all equity securities listed on the New York Stock Exchange will be required to be DRS eligible.

          In order to comply with this new requirement, management proposes to amend the Company’s Amended and Restated Bye-Laws to explicitly provide the Company the authority to issue both certificated and uncertificated shares.  While the Company currently intends to continue to offer share certificates, it would have the flexibility to offer investors the option to register their shares electronically.

          The second substantive amendment revises the Amended and Restated Bye-Laws to provide the Company the flexibility to deliver notices and documents to shareholders in any manner permitted under the rules promulgated by the SEC.  In December 2006 the SEC Commissioners voted to adopt amendments to the proxy rules that permit, but not require, public companies to furnish proxy materials to shareholders by sending a notice indicating that the issuer’s proxy materials are available on a specified website and posting the proxy materials on that website.  Subject to the publication of these proxy rule amendments, we anticipate that if the Company elects to use this method of delivery, shareholders will be able to request copies of the proxy materials and will also be able to make a permanent election to receive all proxy materials in paper or by email with respect to all future proxy solicitations conducted by the Company.  The amended Bye-Laws would also permit the Company to take advantage of any future rule amendments by the SEC relating to document delivery requirements.

          The third substantive amendment raises the quorum required at any adjourned meeting from one shareholder to one third (1/3) of the outstanding voting securities of the Company entitled to vote at the meeting present in person or by proxy.  The increased quorum requirement is the same as the quorum required for any meeting of the Company’s shareholders and is closer to the corporate governance standards that most of the Company’s shareholders in the United States are accustomed to.

          Attached as Appendix B are proposed revised bye-law provisions that, if approved, will replace the corresponding provisions in the current Amended and Restated Bye-Laws.

          In addition, the Amended and Restated Bye-Laws will be revised to correct minor non-substantive errors in the document such as cross reference errors.   These revisions will not affect the rights of shareholders or substantively alter the Amended and Restated Bye-Laws.

          Required Vote: Approval of the proposal to amend the Amended and Restated Bye-Laws requires the affirmative vote of a majority of the votes cast at the Meeting.

          The directors unanimously recommend that you vote FOR Proposal No. 4.

PRESENTATION OF FINANCIAL STATEMENTS

          In accordance with Section 84 of the Companies Act of Bermuda, the Company’s audited financial statements for the fiscal year ended November 30, 2006 will be presented at the Meeting.  These statements have been approved by the Company’s Board.  There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

ADDITIONAL INFORMATION

          The principal executive office of the Company is located at 11 Summer Street, 4th Floor, Buffalo, NY 14209.  The Company does not have an outside investment adviser.

          LGN Group, LLC provides certain administrative and shareholder services to the Company.  LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932.

          Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

SHAREHOLDER PROPOSALS

          In order for a shareholder proposal to be included in the proxy statement and proxy for the 2008 Annual General Meeting the proposal must be received no later than September 7, 2007.

          Under Rule 14a-4 of the Exchange Act, a shareholder who wishes to present a proposal for consideration at the 2008 Annual General Meeting without inclusion of such proposal in the Company’s Proxy Statement and Proxy must send notice of such proposal to the Company no later than November 21, 2007.  If notice for such proposal is not received by November 21, 2007, management proxies may use their discretionary authority to vote on such proposal.  Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting.  Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA (Bermuda) Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

          The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

ASA (Bermuda) Limited

Robert J.A. Irwin, Chairman of the Board, President
and Treasurer

January 3, 2007

APPENDIX A

AUDIT COMMITTEE REPORT

ASA (BERMUDA) LIMITED

          The Audit Committee of the Board of Directors of ASA (Bermuda) Limited (the “Company”) was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance.  Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit.  Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Ernst & Young LLP, the Company’s independent auditors.

          The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended November 30, 2006.  In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements.  In addition, the Audit Committee has discussed with Ernst & Young LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1.  The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

          Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2006.

          This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 2, 2007

Joseph C. Farrell (Chairman)
Henry R. Breck
Malcolm W. MacNaught

A-1

APPENDIX B

PROPOSED REVISED BYE-LAW PROVISIONS
(as excerpted)

CERTIFICATES

10.     The Shares of the Company may be represented by certificates or be uncertificated.  Unless otherwise determined by the Board, required by applicable law, or the rules of any stock exchange on which the Company’s shares are traded, each Shareholder shall, upon becoming the holder of any share, be entitled to a certificate representing the number of shares owned by such Shareholder (and, on transferring a part of his holdings, to a certificate for the balance).  The Company shall be under no obligation to complete and deliver a share certificate unless requested to do so by any such person.  In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.  The certificates for shares of the Company shall be in such form, not inconsistent with the Companies Acts, as shall be approved by the Board.

11.     If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

12.     All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be issued under the Seal. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, it may nevertheless be issued and delivered by the Company with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SERVICE OF NOTICES AND OTHER DOCUMENTS

99.     Any notice or other document (including a share certificate) may be served on or delivered to any Shareholder by the Company either personally; by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register; by sending it by courier to such registered address; by sending it by email to an address supplied by such Shareholder for the purpose of the receipt of notices or documents in electronic form; by delivering it to or leaving it at such address as appears in the Register for such Shareholder; or in any other manner permitted under the rules promulgated by the United States Securities and Exchange Commission from time to time.  In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.  Any notice or other document if sent by post shall be deemed to have been served or delivered forty-eight (48) hours after it was put in the post, and when sent by courier, twenty-four (24) hours after sending or, when sent by email, twelve (12) hours after sending and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, sent by courier or sent by email, as the case may be.

B-1

100.     Notwithstanding Bye-law 99 above, any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by courier, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose.  Any such notice shall be deemed to have been served twenty-four (24) hours after its despatch, when sent by courier, cable, telex or telecopier and twelve (12) hours after its despatch when sent by email.

PROCEEDINGS AT GENERAL MEETINGS

36.     If within five minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved.  In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting one third of the outstanding shares present in person or by proxy and entitled to vote shall be a quorum.  The Company shall give not less than five (5) days notice of any meeting adjourned through want of a quorum and such notice shall state that one third of the outstanding shares present in person or by proxy and entitled to vote shall be a quorum.

B-2

ASA (Bermuda) Limited

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on February 8, 2007.

Vote by Internet
• Log on to the Internet and go to www.computershare.com/expressvote
• Follow the steps outlined on the secure website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Annual General Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4 below.

1. Election of Directors:	01 - R.J.A. Irwin	02 - H.R. Breck	03 - H.M. Conger
	04 - C.A. Crocker	05 - J.C. Farrell	06 - J.G. Inglis
	07 - M.W. MacNaught	08 - R.A. Pilkington	09 - A.M. Rosholt

☐	FOR all nominees

☐	WITHHOLD vote from all nominees
		01	02	03	04	05	06	07	08	09
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2007 and to authorize the Audit Committee of the Board to set the independent auditors’ remuneration.	☐	☐	☐	3.	To change the name of the Company from “ASA (Bermuda) Limited” back to “ASA Limited”.	☐	☐	☐
					4.	To amend the Amended and Restated Bye-Laws of the Company.	☐	☐	☐

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ASA (Bermuda) Limited

PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS - February 8, 2007

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy is being solicited on behalf of the Board of Directors of ASA (Bermuda) Limited (the “Company”). The undersigned hereby appoints as proxies Paul K. Wustrack, Jr. and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on February 8, 2007 at 10:00 a.m., Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10019, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SEE REVERSE	SEE REVERSE
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